Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Massimiliano Pozzoni, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Falcon Natural Gas Corp. on Form 10-QSB/A for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Falcon Natural Gas Corp.

DATE: January 7, 2005                    By: /s/ Massimiliano Pozzoni
                                              -------------------------
                                              Massimiliano Pozzoni
                                              Principal Financial Officer